UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 13, 2003

HORIZON OFFSHORE, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-23653 (Commission File Number)	76-487309 (IRS Employer Identification No.)

2500 CityWest Boulevard, Suite 2200, Houston, Texas (Address of principal executive offices)	77042 (Zip Code)

(713) 361-2600

(Registrant's telephone number, including area code)

Item 7.        Financial Statements and Exhibits.

            (a)    Exhibits.

                    99    Press release issued by Horizon Offshore, Inc. on November 13, 2003, reporting third quarter 2003 results.

Item 12.    Results of Operations and Financial Condition.

            On November 13, 2003, Horizon Offshore, Inc. issued the press release attached hereto as Exhibit 99, reporting third quarter 2003 results.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HORIZON OFFSHORE, INC.

By:	/s/ David W. Sharp
David W. Sharp
Executive Vice President and
Chief Financial Officer

Dated:   November 13, 2003